Investor Presentation

2021Y

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

GLOSSARY OF TERMS

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- Q4-21 or Q4 2021 –Fourth Quarter of 2021
- 2020Y – Fiscal Year 2020
- 2021Y – Fiscal Year 2021
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

2021Y Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$88.4 million (as of 12/31/2021)
Price / TBV[1]	131.8% (as of 12/31/2021)
Assets	$841.1 Million
Loans, net	$490.2 Million
Deposits	$762.9 Million
Shareholders' Equity	$67.0 Million
NPAs [2]/ Assets	0.0%
Leverage Ratio (Company)	8.12%
Leverage Ratio (Bank)	8.53%
Shares Outstanding	3,129,046
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

Data as of 12/31/2021

INVESTMENT CONSIDERATIONS

Financial	✓ History of profitable growth driven by strong organic loan growth and strategic management of cost of funds ✓ Continued emphasis on expense management and improved operating efficiency ✓ Continued growth of noninterest income revenue sources, namely mortgage banking and debit card/ATM fees
Credit Quality	✓ Corporate banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. Zero NPAs at 12/31/2021[1]
Capital and Liquidity	✓ Tier 1 Leverage of 8.53% (Bank) ✓ Tangible book value per share of $21.42, up 10.9% from a year ago ✓ Current liquidity position and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[1] Source: internal company documents as of 12/31/2021

PROFILE | MANAGEMENT TEAM

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 52 | 24 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 55 | 39 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 40 | 18 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 65 | 42 years banking experience and lending experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 40 | 18 years banking and credit experience



Kyle D. Phelps
Executive Vice President and Chief Banking Officer
Age: 41 | 17 years banking and lending experience

COMPANY PERSONNEL

- ✓ **Employees, Management and Director Ownership: 22.9%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 32.8%**
- ✓ **Average Age**
  - Entire Team[1] 39.8
  - Executive Officers 48.8
  - All Officers 45.8

[1] 94.4 FTEs

Data as of 12/31/2021

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

BAUERFINANCIAL

5 Star Rating
47 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

TALLAHASSEE MAGAZINE'S 2021 BEST of TALLAHASSEE

Voted by readers of Tallahassee Magazine 2018, 2020, 2021

AMERICAN BANKER
2021 Best Banks to Work For

Annually since 2015

NET INTEREST DRIVERS

(dollars in millions and represents actual period-ending balance)

Average Securities Yield


1.78%
1.67%
1.74%
1.74%
1.64%
$61.9
$58.9
$63.3
$67.1
$73.8
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21

Average Loan Yield


4.64%
4.51%
4.47%
4.46%
4.45%
$409.9
$402.1
$415.9
$449.0
$475.0
Q4-20 Adjusted(1)
Q1-21 Adjusted(1)
Q2-21 Adjusted(1)
Q3-21 Adjusted(1)
Q4-21 Adjusted(1)

Net Loans (Adjusted)[1]

Securities

(1) See Non-GAAP Reconciliation on Page 24
Excludes PPP Loans

Average Cost of Interest-Bearing Liabilities


0.61%
0.50%
0.44%
0.43%
0.38%
$418.6
$459.1
$486.8
$501.4
$557.2
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21

Average Cost of Funds


0.44%
0.35%
0.31%
0.30%
0.27%
$162.0
$193.1
$199.7
$220.0
$209.3
$418.6
$459.1
$486.8
$501.4
$557.2
Q4-20
Q1-21
Q2-21
Q3-21
Q4-21

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

PRIME MERIDIAN HOLDING COMPANY

BUILDING FRANCHISE VALUE

Total Assets (in millions)



CAGR – 22.6%
$304
$347
$402
$501
$647
$841
2016
2017
2018
2019
2020
2021

Net Loans (in millions)



(1) See Non-GAAP Reconciliation on Page 22
Excludes PPP Loans
CAGR – 16.3%
$223
$250
$290
$338
$410
$475
2016
2017
2018
2019
2020 Adjusted
2021 Adjusted
Net Loans
Net Loans (Adjusted)(1)

Total Deposits (in millions)



CAGR – 22.6%
$275
$298
$349
$438
$581
$763
2016
2017
2018
2019
2020
2021

Average Cost of Total Deposits (percent)



0.33
0.41
0.70
0.89
0.57
0.30
2016
2017
2018
2019
2020
2021

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

BUILDING SHAREHOLDER VALUE

Total Common Equity (in millions)



CAGR – 19.9%
$27
$47
$51
$56
$60
$67
2016
2017
2018
2019
2020
2021

Net income (in thousands)



$2,220
$2,817
$4,042
$3,542
$4,458
$8,347
2016
2017
2018
2019
2020
2021

Book Value Per Share



CAGR – 9.7%
$13.51
$15.06
$16.19
$17.51
$19.32
$21.42
2016
2017
2018
2019
2020
2021

Earnings Per Share (Basic)



$1.12
$1.04
$1.29
$1.12
$1.42
$2.67
2016
2017
2018
2019
2020
2021

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Disciplined Credit Processes
(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 12/31/2021

✓ Secured Legal Limit – Bank	$ 17,637
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$ 130,434

STRUCTURE
- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS
- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY
- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE COMMITMENTS & EXPOSURE

(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	**$ 76,522**					
Total Loans	**$ 496,873**					
Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	72,905	$	121,089	158.24 %	14.67 %
Multifamily		30,431		30,859	40.33 %	6.12 %
Nonfarm Nonresidential		154,011		157,484	205.80 %	31.00 %
Less: Improved Owner-Occupied CRE		(75,898)		(78,023)	(101.96) %	(15.28) %
Total - Bank	**$**	**181,449**	**$**	**231,409**	**302.41 %**	**36.51 %**

Source: internal company documents as of 12/31/2021

LOAN PORTFOLIO

Total Loans (in millions)	$497	$484	$342	$293

Totals as of 12/31 of respective year

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	156,306
Residential Real Estate and HELOC		183,536
Construction		71,164
Total Real Estate Mortgage		411,006
Commercial		63,412
PPP		15,172
Consumer and Other		7,283
Total Loans		496,873
Deferred Loan Fees, Net		(701)
Less: ALLL		(5,974)
Loans, Net	$	490,198

Source: internal company documents as of 12/31/2021



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
32%
37%
14%
3%
13%
1%
28%
33%
9%
14%
15%
1%
28%
40%
10%
20%
2%
28%
41%
11%
18%
2%
December 31, 2021
December 31, 2020
December 31, 2019
December 31, 2018
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

RESIDENTIAL LOAN PORTFOLIO

Total Residential Loans (in millions)

$184	$158	$136	$121

Totals as of 12/31 of respective year

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	96,751
1-4 Non-Owner-Occupied		56,983
Multifamily		29,802
Total	$	183,536

Source: internal company documents as of 12/31/2021



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
53%
57%
58%
58%
31%
29%
26%
27%
16%
14%
16%
15%
December 31, 2021
December 31, 2020
December 31, 2019
December 31, 2018

Residential Loan Portfolio Composite Comparison

- 1-4 Owner-Occupied & HELOC
- 1-4 Non-Owner-Occupied
- Multifamily

CORE FUNDING

Total Deposits (in millions)

Totals as of 12/31 of respective year

- ✓ Company's deposit franchise is comprised of **27%** noninterest-bearing deposits
- ✓ Annual Cost of Funds of **0.31%** is in line with the Company's Southeast peers[1] and is a key driver of franchise value

Deposits (in thousands)

Noninterest-Bearing	$ 209,351
Money Market Accounts	329,802
NOW	144,898
Savings	29,059
Time Deposits	49,832
Total	**$ 762,942**

Source: internal company documents as of 12/31/2021

[1] Southeast Peers: a peer group of 33 publicly traded banks in AL, AR, FL, GA, MS, NC, SC, TN, VA, WV with total assets between $500 million – $1 billion for the quarter ended 9/30/2021.



$763
$581
$438
$349
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
27%
43%
19%
4%
7%
28%
41%
18%
3%
10%
22%
43%
17%
3%
15%
23%
48%
13%
3%
12%
December 31, 2021
December 31, 2020
December 31, 2019
December 31, 2018
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

DEPOSIT MARKET SHARE

Institution	State	Type	2021 Rank	2020 Rank	2021 Total Market Share (%)	2020 Total Market Share (%)	YoY Deposit Growth 2021 (%)	5-Year Deposit CAGR 2021 (%)
Leon, FL								
Truist Bank	NC	Bank	1	1	24.46	24.21	24.92	6.20
Wells Fargo Bank NA	SD	Bank	2	2	18.70	15.72	47.05	23.44
Capital City Bank	FL	Bank	3	3	12.79	13.95	13.34	7.86
Bank of America NA	NC	Bank	4	4	12.42	13.22	16.18	10.37
Regions Bank	AL	Bank	5	5	7.19	6.66	33.57	11.21
Prime Meridian Bank	**FL**	**Bank**	**6**	**6**	**5.46**	**5.46**	**23.47**	**20.35**
Hancock Whitney Bank	LA	Bank	7	7	4.83	4.96	20.26	15.68
The First Bank	MS	Bank	8	8	3.81	4.45	5.93	1.78
Synovus Bank	GA	Bank	9	9	3.57	4.43	(0.29)	5.89
Centennial Bank	AR	Bank	10	10	3.53	3.99	9.29	4.03
Ameris Bank	GA	Bank	11	11	1.01	1.30	(3.86)	26.97
Thomasville National Bank	GA	Bank	12	13	0.92	0.42	169.80	-
American Commerce Bank NA	GA	Bank	13	12	0.58	0.64	12.20	4.45
JPMorgan Chase Bank NA	OH	Bank	14	15	0.37	0.24	92.28	-
PeoplesSouth Bank	GA	Bank	15	14	0.33	0.35	17.94	(0.97)
MidSouth Bank	AL	Bank	16	-	0.03	-	-	-
Polk, FL								
Prime Meridian Bank	**FL**	**Bank**	**15**	**15**	**0.33**	**0.24**	**57.52**	**-**
Hamilton Bank NA	FL	Bank	-	-	-	-	-	-
Wakulla, FL								
Centennial Bank	AR	Bank	1	1	59.76	66.53	(9.98)	28.64
Prime Meridian Bank	**FL**	**Bank**	**2**	**2**	**17.33**	**13.06**	**32.96**	**33.89**
Ameris Bank	GA	Bank	3	3	12.36	12.15	1.96	3.32
Capital City Bank	FL	Bank	4	4	10.54	8.26	27.95	14.52

Source: S&P Global. Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2021 and 2020 and other data in this table are pro forma for all acquisitions announced after June 30, 2021 and up to including the date of this table (January 25, 2021).

PPP: Significant Catalyst for Growth

The PPP program became a significant catalyst for current and future growth. Of the 1,376 PPP loans originated, 645 were to non-clients, 248 of whom are new deposit clients of the Bank.


1,376
645
248

Total PPP Recipients
Non-Client PPP Recipients
Converted to New Deposit Clients

Combined Round 1 and 2 PPP Loan Originations

PPP Recipients	Round 1	Round 2	Total Loans
Existing Clients	497	234	731
Non-Deposit Client	258	139	397
New Deposit Client	156	92	248
Total	911	465	1,376
PPP Recipients			
Existing Clients	$ 53,689,448	$ 26,222,774	$ 79,912,222
Non-Deposit Client	15,929,416	11,570,949	27,500,365
New Deposit Client	13,228,402	7,622,047	20,850,449
Total	$ 82,847,266	$ 45,415,770	$ 128,263,036

Remaining Deferred PPP fees (net of costs) at 12/31/21: $747,000
PPP Loan Balance at 12/31/21: $15,171,857

Source: PPP funding data from internal company documents as of 12/31/2021

Appendix I | TABLES

STRONG RECORD OF PRE-TAX PRE-PROVISION (PTPP) PERFORMANCE (NON-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)



$4,808
$5,853
$5,765
$8,603
$10,760
2017
2018
2019
2020
2021

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)



$1.77
$1.87
$1.82
$2.74
$3.42
2017
2018
2019
2020
2021

PTPP Return on Average Assets (Non-GAAP) %



1.45
1.54
1.26
1.45
1.43
2017
2018
2019
2020
2021

PTPP Return On Average Equity (Non-GAAP) %



12.24
12.21
10.84
14.99
16.51
2017
2018
2019
2020
2021

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 21.

RECONCILIATION OF NON-GAAP DISCLOSURES

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017
Net Income					
Net earnings (GAAP)	$ 8,347	$ 4,458	$ 3,542	$ 4,042	$ 2,817
Plus: (credit) provision for loan losses	(104)	2,850	1,131	591	256
Plus: income taxes	2,517	1,295	1,092	1,220	1,735
PTPP net earnings (non-GAAP)	$ 10,760	$ 8,603	$ 5,765	$ 5,853	$ 4,808
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,142,482	3,134,124	3,159,635	3,131,546	2,711,699
EPS, diluted (GAAP)	$ 2.66	$ 1.42	$ 1.12	$ 1.29	$ 1.04
PTPP EPS, diluted (non-GAAP)	$ 3.42	$ 2.74	$ 1.82	$ 1.87	$ 1.77
Return on Average Assets (ROAA)					
Average assets	$ 751,576	$ 595,363	$ 456,797	$ 379,288	$ 331,682
ROAA (GAAP)	1.11%	0.75%	0.78%	1.07%	0.85%
PTPP ROAA (non-GAAP)	1.43%	1.45%	1.26%	1.54%	1.45%
Return on Average Equity					
Average equity	$ 65,179	$ 57,386	$ 53,172	$ 47,932	$ 39,283
ROAE (GAAP)	12.81%	7.77%	6.66%	8.43%	7.17%
PTPP ROAE (non-GAAP)	16.51%	14.99%	10.84%	12.21%	12.24%

ROAA non-GAAP is calculated as PTPP / Average Assets then annualized, as appropriate. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized, as appropriate.
Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31, 2021	2020	2019	2018	2017
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 490,198	$ 476,661	$ 337,710	$ 290,113	$ 250,259
Less PPP loans	(15,172)	(66,774)	-	-	-
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 475,026	$ 409,887	$ 337,710	$ 290,113	$ 250,259
Average loans, excluding loans held for sale	$ 480,606	$ 429,802	$ 309,350	$ 283,967	$ 240,875
Less average PPP loans	(50,315)	(55,529)	-	-	-
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 430,291	$ 374,273	$ 309,350	$ 283,967	$ 240,875
Interest on loans, excluding loans held for sale	$ 22,598	$ 19,553	$ 15,884	$ 14,215	$ 11,403
Less interest income and earned fee income on PPP loans	(3,358)	(1,725)	-	-	-
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 19,240	$ 17,828	$ 15,884	$ 14,215	$ 11,403
Average loan yield, excluding loans held for sale (GAAP)	4.70%	4.55%	5.13%	5.01%	4.73%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.47%	4.76%	5.13%	5.01%	4.73%

Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'21	3Q'21	2Q'21	1Q'21	4Q'20
Net Income					
Net earnings (GAAP)	$ 1,752	$ 2,099	$ 2,262	$ 2,234	$ 1,541
Plus: (credit) provision for loan losses	81	-	(185)	-	365
Plus: income taxes	429	664	717	707	394
PTPP net earnings (non-GAAP)	$ 2,262	$ 2,763	$ 2,794	$ 2,941	$ 2,300
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,162,746	3,145,017	3,139,179	3,125,249	3,119,058
EPS, diluted (GAAP)	$ 0.55	$ 0.67	$ 0.72	$ 0.71	$ 0.50
PTPP EPS, diluted (non-GAAP)	$ 0.72	$ 0.88	$ 0.89	$ 0.94	$ 0.74
Return on Average Assets (ROAA)					
Average assets	$ 826,027	$ 771,867	$ 731,681	$ 674,843	$ 635,127
ROAA (GAAP)	0.85%	1.09%	1.24%	1.32%	0.97%
PTPP ROAA (non-GAAP)	1.10%	1.43%	1.53%	1.74%	1.45%
Return on Average Equity					
Average equity	$ 69,336	$ 64,636	$ 62,837	$ 60,704	$ 59,028
ROAE (GAAP)	10.11%	12.99%	14.40%	14.72%	10.44%
PTPP ROAE (non-GAAP)	13.05%	17.10%	17.79%	19.38%	15.59%

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized.
Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	4Q'21	3Q'21	2Q'21	1Q'21	4Q'20
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 490,198	$ 476,513	$ 470,488	$ 480,772	$ 476,661
Less PPP loans	(15,172)	(27,554)	(54,563)	(78,625)	(66,774)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 475,026	$ 448,959	$ 415,925	$ 402,147	$ 409,887
Average loans, excluding loans held for sale	$ 477,175	$ 477,322	$ 483,587	$ 484,455	$ 477,570
Less average PPP loans	(18,684)	(43,033)	(69,318)	(70,880)	(77,367)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 458,491	$ 434,289	$ 414,269	$ 413,575	$ 400,203
Interest on loans, excluding loans held for sale	$ 5,686	$ 5,708	$ 5,505	$ 5,699	$ 5,445
Less interest income and earned fee income on PPP loans	(584)	(865)	(874)	(1,035)	(803)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 5,102	$ 4,843	$ 4,631	$ 4,664	$ 4,642
Average loan yield, excluding loans held for sale (GAAP)	4.77%	4.78%	4.55%	4.71%	4.56%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.45%	4.46%	4.47%	4.51%	4.64%

Source: Internal company documents and documents filed with SEC.

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	4Q'21	3Q'21	2Q'21	1Q'21	4Q'20
Per Share Data:					
Earnings per common share - Basic	$ 0.56	$ 0.67	$ 0.72	$ 0.72	$ 0.50
Earnings per common share - Diluted	$ 0.55	$ 0.67	$ 0.72	$ 0.71	$ 0.50
Book value per common share	$ 21.42	$ 20.99	$ 20.40	$ 19.56	$ 19.32
Common shares outstanding	3,129,046	3,127,730	3,126,474	3,124,794	3,119,471
Weighted-average basic common shares outstanding	3,128,831	3,127,524	3,126,197	3,123,565	3,119,058
Weighted-average diluted common shares outstanding	3,162,746	3,145,017	3,139,179	3,125,249	3,119,058
Selected Performance Ratios and Other Data:					
Return on average assets(1)	0.85%	1.09%	1.24%	1.32%	0.97%
Return on average equity(1)	10.11	12.99	14.40	14.72	10.44
Average yield on earning assets	3.11	3.34	3.40	3.77	3.84
Net interest margin(2)	2.85	3.06	3.11	3.44	3.43
Efficiency ratio(3)	63.83	55.90	53.99	52.85	60.03
Noninterest expense/average assets(1)	1.93	1.82	1.79	1.95	2.18
Asset Quality Data:					
Nonaccrual loans	$ -	$ -	$ -	$ 797	$ 1,251
Loans 90 days past due + other real estate owned	-	-	-	-	-
Total nonperforming assets	-	-	-	797	1,251
Nonperforming assets/total assets	-	-	-	0.11%	0.19%
Loans 30-89 days past due	$ 1,121	$ 526	$ 1,022	$ 1,795	$ 731
Total loans	496,873	483,634	478,138	488,795	483,913
Loans 30-89 days past due/total loans	0.23%	0.11%	0.21%	0.37%	0.15%
Net charge-offs/average loans (1)	0.00%	0.00%	0.01%	0.00%	0.09%
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	8.12%	8.45%	8.61%	9.00%	9.26%
Tier 1 Leverage Capital Ratio (Bank)	8.53	8.82	9.01	9.07	9.09
Common Equity Tier 1 Capital Ratio (Bank)	13.45	13.30	13.87	13.72	13.29
Tier 1 Risk-Based Capital Ratio (Bank)	13.45	13.30	13.87	13.72	13.29
Total Risk-Based Capital Ratio (Bank)	14.59	14.45	15.11	14.98	14.54

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings

(in thousands except per share amounts)

	Year Ended December 31, 2021 Unaudited		Year Ended December 31, 2020 Audited
Interest income:			
Loans	$ 23,050		$ 19,915
Securities	1,086		1,394
Other	268		375
Total interest income	24,404		21,684
Interest expense:			
Deposits	2,022		2,973
Other borrowings	58		31
Total interest expense	2,080		3,004
Net interest income	22,324		18,680
Provision (credit) for loan losses	(104)		2,850
Net interest income after provision for loan losses	22,428		15,830
Noninterest income:			
Service charges and fees on deposit accounts	245		213
Debit card/ATM revenue, net	470		352
Mortgage banking revenue, net	1,174		855
Income from bank-owned life insurance	271		184
Gain on sale of securities available for sale	108		-
Other income	238		278
Total noninterest income	2,506		1,882
Noninterest expense:			
Salaries and employee benefits	8,093		6,786
Occupancy and equipment	1,546		1,474
Professional fees	483		364
Marketing	707		541
FDIC assessment	316		231
Software maintenance, amortization and other	975		825
Other	1,950		1,738
Total noninterest expense	14,070		11,959
Earnings before income taxes	10,864		5,753
Income taxes	2,517		1,295
Net earnings	$ 8,347		$ 4,458
Earnings per common share:			
Basic	$ 2.67		$ 1.42
Diluted	2.66		1.42
Cash dividends per common share(1)	0.14		0.12

(1) Annual cash dividends were paid during the first quarters of 2020 and 2021.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	4Q'21	3Q'21	2Q'21	1Q'21	4Q'20
Interest income:					
Loans	$ 5,794	$ 5,819	$ 5,632	$ 5,805	$ 5,541
Securities	292	283	262	249	270
Other	76	78	65	49	39
Total interest income	6,162	6,180	5,959	6,103	5,850
Interest expense:					
Deposits	483	502	500	537	628
Other borrowings	26	25	7	-	-
Total interest expense	509	527	507	537	628
Net interest income	5,653	5,653	5,452	5,566	5,222
Provision (credit) for loan losses	81	-	(185)	-	365
Net interest income after provision for loan losses	5,572	5,653	5,637	5,566	4,857
Noninterest income:					
Service charges and fees on deposit accounts	75	61	56	53	57
Debit card/ATM revenue, net	129	108	124	109	102
Mortgage banking revenue, net	216	325	332	301	265
Income from bank-owned life insurance	69	73	67	63	64
Gain on sale of debt securities available for sale	-	-	-	108	-
Other income	112	46	41	38	44
Total noninterest income	601	613	620	672	532
Noninterest expense:					
Salaries and employee benefits	2,408	2,028	1,805	1,852	2,125
Occupancy and equipment	402	380	378	386	378
Professional fees	130	103	120	130	101
Marketing	171	197	199	140	143
FDIC assessment	119	78	49	70	44
Software maintenance, amortization and other	237	237	251	250	226
Other	525	480	476	469	437
Total noninterest expense	3,992	3,503	3,278	3,297	3,454
Earnings before income taxes	2,181	2,763	2,979	2,941	1,935
Income taxes	429	664	717	707	394
Net earnings	$ 1,752	$ 2,099	$ 2,262	$ 2,234	$ 1,541
Basic earnings per common share	$ 0.56	$ 0.67	$ 0.72	$ 0.72	$ 0.50
Diluted earnings per common share	$ 0.55	$ 0.67	$ 0.72	$ 0.71	$ 0.50

Condensed Consolidated Balance Sheets

(in thousands)

	4Q'21 (Unaudited)	3Q'21 (Unaudited)	2Q'21 (Unaudited)	1Q'21 (Unaudited)	4Q'20 (Audited)
Assets					
Cash & cash equivalents	$ 233,473	$ 212,652	$ 181,599	$ 141,787	$ 68,985
Debt securities available for sale	73,763	67,124	63,306	58,915	61,879
Loans, held for sale	11,768	10,976	13,736	12,532	13,593
Loans, net	490,198	476,513	470,488	480,772	476,661
Federal Home Loan Bank stock	366	366	366	366	493
Premises & equipment, net	7,962	8,018	8,159	8,200	8,248
Right of use lease asset	3,258	3,310	3,363	3,415	3,466
Accrued interest receivable	1,505	1,478	1,751	1,797	1,960
Bank-owned life insurance	16,153	12,085	12,012	10,748	10,685
Other assets	2,677	1,952	1,839	2,371	1,324
Total Assets	$ 841,123	$ 794,474	$ 756,619	$ 720,903	$ 647,294
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 209,351	$ 219,996	$ 199,662	$ 193,061	$ 162,013
Savings, NOW and money-market deposits	503,759	448,528	433,954	406,413	362,147
Time deposits	49,832	49,817	49,744	51,955	56,432
Total Deposits	762,942	718,341	683,360	651,429	580,592
Other borrowings	3,575	3,075	3,075	750	-
Official checks	1,141	1,168	965	1,257	1,109
Operating lease liability	3,397	3,443	3,489	3,535	3,580
Other liabilities	3,037	2,798	1,943	2,803	1,758
Total Liabilities	774,092	728,825	692,832	659,774	587,039
Total Stockholders' Equity	67,031	65,649	63,787	61,129	60,255
Total Liabilities and Stockholders' Equity	$ 841,123	$ 794,474	$ 756,619	$ 720,903	$ 647,294

Results of Operations

(dollars in thousands)

	For the Year Ended December 31,					
	2021 *(Unaudited)*			2020 *(Audited)*		
(dollars in thousands)	Average Balance	Interest and Dividends	Yield/ Rate	Average Balance	Interest and Dividends	Yield/ Rate
Interest-earning assets:						
Loans(1)	$ 480,606	$ 22,598	4.70%	$ 429,802	$ 19,553	4.55%
Loans held for sale	13,066	452	3.46	9,823	362	3.69
Debt securities available for sale	64,125	1,086	1.69	64,091	1,394	2.18
Other(2)	162,417	268	0.17	67,825	375	0.55
Total interest-earning assets	720,214	$ 24,404	3.39%	571,541	$ 21,684	3.79%
Noninterest-earning assets	31,362			23,822		
Total assets	$ 751,576			$ 595,363		
Interest-bearing liabilities:						
Savings, NOW and money-market deposits	$ 427,284	$ 1,653	0.39%	$ 318,869	$ 1,770	0.56%
Time deposits	51,371	369	0.72	65,825	1,203	1.83
Total interest-bearing deposits	478,655	2,022	0.42	384,694	2,973	0.77
Other borrowings	1,770	58	3.28	8,553	31	0.36
Total interest-bearing liabilities	480,425	$ 2,080	0.43%	393,247	$ 3,004	0.76%
Noninterest-bearing deposits	200,713			137,833		
Noninterest-bearing liabilities	5,259			6,897		
Stockholders' equity	65,179			57,386		
Total liabilities and stockholders' equity	$ 751,576			$ 595,363		
Net earning assets	$ 239,789			$ 178,294		
Net interest income		$ 22,324			$ 18,680	
Interest rate spread (3)			2.96%			3.02%
Net interest margin(4)			3.10%			3.27%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets

Results of Operations (unaudited)

(dollars in thousands)

	4Q'21			3Q'21			4Q'20		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 477,175	$ 5,686	4.77%	$ 477,322	$ 5,708	4.78%	$ 477,570	$ 5,445	4.56%
Loans held for sale	11,700	108	3.69	12,437	111	3.57	11,788	96	3.26
Debt securities available for sale	71,348	292	1.64	65,226	283	1.74	60,774	270	1.78
Other(2)	231,846	76	0.13	184,525	78	0.17	59,366	39	0.26
Total interest-earning assets	792,069	$ 6,162	3.11%	739,510	$ 6,180	3.34%	609,498	$ 5,850	3.84%
Noninterest-earning assets	33,958			32,357			25,629		
Total assets	$ 826,027			$ 771,867			$ 635,127		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 481,074	$ 410	0.34%	$ 435,213	$ 426	0.39%	$ 349,699	$ 396	0.45%
Time deposits	49,881	73	0.59	49,844	76	0.61	61,199	232	1.52
Total interest-bearing deposits	530,955	483	0.36	485,057	502	0.41	410,898	628	0.61
Other borrowings	3,140	26	3.31	3,075	25	3.25	-	-	-
Total interest-bearing liabilities	534,095	$ 509	0.38%	488,132	$ 527	0.43%	410,898	$ 628	0.61%
Noninterest-bearing deposits	217,934			213,570			158,829		
Noninterest-bearing liabilities	4,662			5,529			6,372		
Stockholders' equity	69,336			64,636			59,028		
Total liabilities and stockholders' equity	$ 826,027			$ 771,867			$ 635,127		
Net earning assets	$ 257,974			$ 251,378			$ 198,600		
Net interest income		$ 5,653			$ 5,653			$ 5,222	
Interest rate spread (3)			2.73%			2.91%			3.23%
Net interest margin (4)			2.85%			3.06%			3.43%

(1) Includes nonaccrual loans
(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock
(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities
(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized
(5) Annualized